UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     February 11, 2003 (February 11, 2003)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

______________________________

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits.

		99	Press Release of Vanguard Health Systems, Inc. dated February 11, 2003 announcing second quarter operating results.

Item 9.

Regulation FD Disclosure.

On February 11, 2003, Vanguard Health Systems, Inc. (the “Company”) issued a press release announcing its operating results for the second quarter ended December 31, 2002.  For information regarding the operating results, the Company hereby incorporates by reference herein the information set forth in its Press Release dated February 11, 2003, a copy of which is attached hereto as Exhibit 99.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   February 11, 2003                                          VANGUARD HEALTH SYSTEMS, INC.
                                                                                                            (Registrant)

                                                                                    BY: /s/ Ronald P. Soltman
                                                                                           Ronald P. Soltman
                                                                                           Executive Vice President

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

99	Press Release of Vanguard Health Systems, Inc. dated February 11, 2003 announcing second quarter operating results.